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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):    MAY 6, 1998
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                     PUBLIC SERVICE COMPANY OF COLORADO
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             (Exact Name of Registrant as Specified in Charter)



     Colorado                        1-3280                      84-0296600
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(State or Other Jurisdiction      (Commission                   (IRS Employer
of Incorporation)                 File Number)               Identification No.)


1225 17th Street, Suite 900, Denver, Colorado                    80202-5533
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code    (303) 571-7511
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(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

          Public Service Company of Colorado (the "Registrant") is filing herewith the following exhibits in connection with the offering by PSCO Capital Trust I of 7,760,000 7.60% Trust Originated Preferred Securities pursuant to the registration statement of the Registrant and PSCO Capital Trust I on Form S-3, as amended (File No. 333-47485) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                          EXHIBIT

  1.1 Underwriting Agreement, dated as of May 6, 1998, between the Registrant and Merrill Lynch & Co, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated and PaineWebber Incorporated, as representatives of the several underwriters named therein.

  4.1 Amended and Restated Declaration of Trust of PSCO Capital Trust I, dated as of May 11, 1998.

  4.2 Indenture, dated as of May 1, 1998, between the Registrant and The Bank of New York.

  4.3 First Supplemental Indenture, dated as of May 11, 1998, between the Registrant and The Bank of New York.

  4.4 Preferred Securities Guarantee Agreement, dated as of May 11, 1998 between the Registrant and The Bank of New York.

  8.1 Tax Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., dated as of May 11, 1998.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PUBLIC SERVICE COMPANY OF COLORADO



Dated: May 13, 1998                    By: /s/ Brian P. Jackson
                                          ---------------------------------
                                          Name:  Brian P. Jackson
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


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                                EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION
--------                     -----------
  1.1 Underwriting Agreement, dated as of May 6, 1998, between the Registrant and Merrill Lynch & Co, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated and PaineWebber Incorporated, as representatives of the several underwriters named therein.

  4.1 Amended and Restated Declaration of Trust of PSCO Capital Trust I, dated as of May 11, 1998.

  4.2 Indenture, dated as of May 1, 1998, between the Registrant and The Bank of New York.

  4.3 First Supplemental Indenture, dated as of May 11, 1998, between the Registrant and The Bank of New York.

  4.4 Preferred Securities Guarantee Agreement, dated as of May 11, 1998 between the Registrant and The Bank of New York.

  8.1 Tax Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., dated as of May 11, 1998.


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